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          SECURITIES AND EXCHANGE COMMISSION  Washington, D.C.  20549

                              -------------------


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 28, 2000



                                AOA HOLDING LLC
            (Exact name of registrant as specified in its charter)



          Minnesota                     333-82145              36-4298658
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)         File No.)           Identification No.)


                          ---------------------------

                               AOA CAPITAL CORP.
            (Exact name of registrant as specified in its charter)


          Minnesota                     333-82145-01            36-4298659
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)          File No.)           Identification No.)



                       1380 West Paces Ferry Road, N.W.
                             Suite 170, South Wing
                              Atlanta, GA  30327
                   (Address of principal executive offices)


                                (404) 233-1366
             (Registrant's telephone number, including area code)
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Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

          On June 28, 2000, Adams Outdoor Advertising Limited Partnership, a Minnesota limited partnership and a subsidiary of the registrant's (the "Company"), acquired all of the issued and then outstanding common stock of Horizon Outdoor Advertising, Inc. from Robert H. Willard. The acquisition occurred pursuant to the terms of a Stock Purchase Agreement made and entered into on June 23, 2000 by and between Robert H. Willard, Horizon Outdoor Advertising, Inc. and the Company (the "Stock Purchase Agreement"). Pursuant to the terms of the Stock Purchase Agreement, the stock of Horizon Outdoor Advertising, Inc. was acquired by the Company for a purchase price of $18,500,000, subject to adjustment, payable as set forth in the Stock Purchase Agreement.

          The purchase price was determined by negotiation with the seller and was based on an evaluation by the Company of the probable cash flow to be generated by the acquired assets, the cost of duplicating or replacing the acquired assets and other similar factors. The Company financed the purchase price and certain fees and expenses associated therewith from the proceeds of borrowings under its existing credit facility agented by the Canadian Imperial Bank of Commerce.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) (4); (b) (2) It is currently impracticable to provide the required financial statements and pro forma financial information for the transaction described in Item 2 above at the time of this Report on Form 8-K. The required financial statements and pro forma financial information shall be filed under cover of a Form 8-K as soon as is practicable, but not later than 60 days of the filing of this report on Form 8-K.

          (c)       Exhibits



          Exhibit Number     Description
          --------------     -----------

                1 Stock Purchase Agreement dated June 23, 2000 by and between Robert H. Willard, Horizon Outdoor Advertising, Inc. and Adams Outdoor Limited Partnership

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                                 Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Date:  July 13, 2000          AOA HOLDING LLC



                              By: / s / J. Kevin Gleason
                                  -------------------------------------
                                  J. Kevin Gleason, President and Chief
                                  Executive Officer



                              AOA CAPITAL CORP.


                              By: / s / J. Kevin Gleason
                                  -------------------------------------
                                  J. Kevin Gleason, President and Chief
                                  Executive Officer


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